                                                                Exhibit e(1)(aa)
                               AMENDMENT NO. 26 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of AIM Floating Rate Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
           AIM Advantage Health Sciences Fund -                                 Class A
                                                                                Class C

           AIM Floating Rate Fund -                                             Class A
                                                                                Class B1
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Multi-Sector Fund -                                              Class A
                                                                                Class C
                                                                                Institutional Class

           AIM Structured Core Fund  -                                          Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Structured Growth Fund  -                                        Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Structured Value Fund  -                                         Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

AIM EQUITY FUNDS
           AIM Capital Development Fund -                                       Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Charter Fund -                                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Constellation Fund -                                             Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Diversified Dividend Fund -                                      Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Large Cap Basic Value Fund -                                     Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Large Cap Growth Fund -                                          Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Select Basic Value Fund -                                        Class A
                                                                                Class C

AIM FUNDS GROUP
           AIM Basic Balanced Fund -                                            Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM European Small Company Fund -                                    Class A
                                                                                Class C

           AIM Global Value Fund -                                              Class A
                                                                                Class C
                                                                                Institutional Class

           AIM International Small Company Fund -                               Class A
                                                                                Class C

                                                                                Institutional Class

           AIM Mid Cap Basic Value Fund -                                       Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Select Equity Fund -                                             Class A
                                                                                Class C

           AIM Small Cap Equity Fund -                                          Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

AIM GROWTH SERIES
           AIM Basic Value Fund -                                               Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Conservative Allocation Fund -                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Global Equity Fund -                                             Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Growth Allocation Fund -                                         Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Income Allocation Fund -                                         Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM International Allocation Fund -                                  Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Mid Cap Core Equity Fund -                                       Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Moderate Allocation Fund -                                       Class A
                                                                                Class C
                                                                                Class R

                                                                                Institutional Class

           AIM Moderate Growth Allocation Fund -                                Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Moderately Conservative Allocation Fund -                        Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Small Cap Growth Fund -                                          Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
           AIM Asia Pacific Growth Fund -                                       Class A
                                                                                Class C

           AIM European Growth Fund -                                           Class A
                                                                                Class C
                                                                                Class R
                                                                                Investor Class

           AIM Global Aggressive Growth Fund -                                  Class A
                                                                                Class C

           AIM Global Growth Fund -                                             Class A
                                                                                Class C

           AIM International Core Equity Fund -                                 Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM International Growth Fund -                                      Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

AIM INVESTMENT FUNDS
           AIM China Fund  -                                                    Class A
                                                                                Class C
                                                                                Institutional Class

           AIM Developing Markets Fund -                                        Class A
                                                                                Class C
                                                                                Institutional Class

           AIM Enhanced Short Bond Fund -                                       Class A

                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Global Health Care Fund -                                        Class A
                                                                                Class C
                                                                                Investor Class

           AIM International Bond Fund -                                        Class A
                                                                                Class C
                                                                                Institutional Class

           AIM Japan Fund -                                                     Class A
                                                                                Class C
                                                                                Institutional Class

           AIM Trimark Endeavor Fund -                                          Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Trimark Fund -                                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Trimark Small Companies Fund -                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

AIM INVESTMENT SECURITIES FUNDS
           AIM Global Real Estate Fund  -                                       Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM High Yield Fund -                                                Class A
                                                                                Class C
                                                                                Institutional Class
                                                                                Investor Class

           AIM Income Fund -                                                    Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Intermediate Government Fund -                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Limited Maturity Treasury Fund -                                 Class A
                                                                                Class A3
                                                                                Institutional Class

           AIM Money Market Fund -                                              AIM Cash Reserve Shares
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Municipal Bond Fund -                                            Class A
                                                                                Class C
                                                                                Investor Class

           AIM Real Estate Fund -                                               Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM Short Term Bond Fund -                                           Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

           AIM Total Return Bond Fund -                                         Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class

AIM SECTOR FUNDS
           AIM Energy Fund -                                                    Class A
                                                                                Class C
                                                                                Institutional Class
                                                                                Investor Class

           AIM Financial Services Fund -                                        Class A
                                                                                Class C
                                                                                Investor Class

           AIM Gold & Precious Metals Fund -                                    Class A
                                                                                Class C
                                                                                Investor Class

           AIM Leisure Fund -                                                   Class A
                                                                                Class C
                                                                                Class R
                                                                                Investor Class

           AIM Technology Fund -                                                Class A
                                                                                Class C
                                                                                Institutional Class
                                                                                Investor Class

           AIM Utilities Fund -                                                 Class A
                                                                                Class C
                                                                                Institutional Class
                                                                                Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
           AIM Opportunities I Fund -                                           Class A
                                                                                Class C

           AIM Opportunities II Fund -                                          Class A
                                                                                Class C

           AIM Opportunities III Fund -                                         Class A
                                                                                Class C

AIM STOCK FUNDS
           AIM Dynamics Fund -                                                  Class A
                                                                                Class C
                                                                                Class R
                                                                                Institutional Class
                                                                                Investor Class

           AIM S&P 500 Index Fund -                                             Institutional Class
                                                                                Investor Class

AIM SUMMIT FUND                                                                 Class A
                                                                                Class C

AIM TAX-EXEMPT FUNDS
           AIM High Income Municipal Fund -                                     Class A
                                                                                Class C

           AIM Tax-Exempt Cash Fund -                                           Class A
                                                                                Investor Class

           AIM Tax-Free Intermediate Fund -                                     Class A
                                                                                Class A3
                                                                                Institutional Class

AIM TREASURER'S SERIES TRUST
        Premier Portfolio                                                       Investor Class
        Premier Tax-Exempt Portfolio                                            Investor Class
        Premier U.S. Government Money Portfolio                                 Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  April       , 2006
              ------

                                   EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                   By:
                                       -----------------------------------------
                                         Robert H. Graham
                                         President

                                   A I M DISTRIBUTORS, INC.


                                   By:
                                       -----------------------------------------
                                         Gene L. Needles
                                         President